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                           FIRST AMERICAN FUNDS, INC.

                      SUPPLEMENT DATED JANUARY 23, 2007 TO
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2006

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 This information supplements the Statement of Additional Information of First
American Funds, Inc. dated October 31, 2006 (the "SAI"). This supplement and the
    SAI constitute a current SAI. To request a copy of the SAI, please call
                                 800-677-FUND.

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The section "Investment Advisory and Other Services for the Funds - Additional
Payments to Financial Institutions" on page 18 of the SAI is hereby amended as follows:

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the prospectus and elsewhere in this Statement of Additional Information, the Advisor and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, "Intermediary," and collectively, "Intermediaries") under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

     The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Funds or other First American Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary's organization.

     These payments are made pursuant to agreements with Intermediaries and do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.

     The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

     The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to certain Intermediaries that are registered as holders or dealers of record for accounts in one or more of the First American Funds, or certain Intermediaries that sell First American Fund shares through retirement plans and other investment programs to compensate them for a variety of services they provide to such programs.

     Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary's personnel about the First American Funds and shareholder financial planning needs, placement on the Intermediary's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary. The Advisor and/or the Distributor compensates Intermediaries differently depending upon, among other factors, sales and assets levels, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary.

     Marketing support payments typically apply to retail sales and assets but may apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs, in certain situations. The payments are negotiated and may be based on such factors as the number or value of shares that the Intermediary sells or may

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sell, the value of the assets invested in the Funds by the Intermediary's customers and/or other measures as determined from time to time by the Advisor and/or the Distributor. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Intermediary charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.

     Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

     Program servicing payments typically apply to retirement plans or fee-based advisory programs but may apply to retail sales and assets, in certain situations. The payments are negotiated and are based on such factors as the type and nature of services or support furnished by the Intermediary. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Intermediary charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.

     The Advisor and/or the Distributor may make one-time or periodic payments to selected Intermediaries receiving program servicing payments to reimburse printing and/or distribution costs for literature for participants, for account maintenance, for ticket charges of up to $25 per purchase or exchange order placed by an Intermediary, or for the establishment of First American Funds on the Intermediary's trading system. In addition, the Advisor and/or the Distributor, at the direction of a retirement plan's sponsor, may reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. These payments may cause the aggregate amount of the payments to an Intermediary on an annual basis to exceed the basis point amount set forth below.

     Except as described in the foregoing paragraph, in the case of any one Intermediary (other than U.S. Bank, N.A.), marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.45% of the average net assets of Fund shares attributable to that Intermediary on an annual basis.

Other Payments

     From time to time, the Advisor and/or the Distributor, at its expense, may provide compensation to Intermediaries that sell or arrange for the sale of shares of the Fund(s), in addition to marketing support and program servicing payments described above. In addition, certain Intermediaries may not receive marketing support payments or program servicing payments, but may receive other payments from the Advisor and/or the Distributor.

     The Advisor and/or the Distributor may compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset based or per account basis. The Advisor and/or the Distributor may also compensate Intermediaries for providing Fund shareholder trading information.

     When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Intermediaries for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor makes payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

     The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Advisor and/or the Distributor.

     Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. The total compensation of employees who have marketing and/or sales responsibilities is based in part on their generation of

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new client relationships, including new client relationships with the First
American Funds. Other employees of the Advisor and its affiliates may receive a one-time referral fee from the Advisor and/or the Distributor for new business to the First American Funds based on a percentage of the annual revenue generated by the new client relationship. Such compensation will not exceed 10% of the annual revenue generated, up to a maximum of $10,000.

     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Investors can ask their Intermediary for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.

     Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

     The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of September 30, 2006:

401(k) Investment Services, Inc.
A.G. Edwards & Sons, Inc.
Administration Resources Corporation
Ameriprise Financial Services, Inc.
Bank of New York
Bear, Stearns Securities Corp.
City National Bank
Fidelity Brokerage Services LLC/National Financial Services LLC
International Clearing Trust Company
J.M. Lummis Securities, Inc.
Leggette Actuaries, Inc.
Linsco/Private Ledger Corp.
Marshall & Ilsley Trust Company, N.A.
Massachusetts Mutual Life Insurance Company
McDonald Investments, Inc.
Mellon Financial Markets
Mercer HR Outsourcing LLC
Merriman Curhan Ford & Co.
Mid Atlantic Capital Corporation
MSCS Financial Services, LLC
National Investor Services Corp.
Pershing LLC
Piper Jaffray & Company
Principal Life Insurance Company
RBC Dain Rauscher, Inc.
Reliance Trust Company
Robert W. Baird & Co., Inc.
Stanton Trust Company N.A.
Sungard Institutional Brokerage, Inc.
Sungard Investment Products, Inc./SunGard Institutional Brokerage Inc. Symetra Life Insurance Company
U.S. Bancorp Investments, Inc.
U.S. Bank, N.A.
Wilmington Trust Company

     Any additions, modification or deletions to the list of Intermediaries identified above that have occurred since September 30, 2006 are not reflected.

                                                                     FAF-SAI-STK